UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 10, 2008
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On July 10, 2008, Paychex, Inc.’s (the “Company”) Board of Directors approved the below arrangements for the Company’s executive officers, as identified:
•	Approved the Officers Performance Incentive Program for the Year Ending May 31, 2009, which provides for senior vice presidents of the Company, other than the Chief Executive Officer, the opportunity for annual cash bonuses based on goals set in advance by the Governance and Compensation Committee of the Board of Directors of up to 85% of base salary based primarily on the Company’s annual revenue and operating income growth.

•	Approved the grant of restricted stock to its officers as provided under the Company’s 2002 Stock Incentive Plan, as amended and restated effective October 12, 2005. The Restricted Stock Award Agreement, dated July 10, 2008, is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”).

•	Approved a grant of non-qualified stock options to its officers as provided under the Company’s 2002 Stock Incentive Plan, as amended and restated effective October 12, 2005. In addition, the Company’s Board of Directors approved a modification to the Form of Non-Qualified Stock Option Award Agreement, which provides that a breach of the restrictive covenants (non-competition, non-solicitation, confidentiality, and detrimental conduct) will immediately cause the unvested portion of such award to be forfeited. The Company will also be entitled to recover any gross amounts of gain realized by the recipient on exercise of the stock options in the 24-month period prior to the breach. The Form of Non-Qualified Stock Option Award Agreement is filed as Exhibit 10.2 to this Form 8-K.
The summaries of the terms of the foregoing agreements are qualified in their entirety by reference to the text of the agreements, each of which is filed as an exhibit to this Form 8-K.
Further Information
Additional information regarding compensation awarded to certain of the Company’s executive officers for the year ended May 31, 2008 will be provided in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders, which is expected to be filed with the Securities and Exchange Commission in August 2008.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits relating to Item 5.02 of this Form 8-K are filed herewith:
Exhibit 10.1	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) Restricted Stock Award Agreement.

Exhibit 10.2	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) Form of Non-Qualified Stock Option Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: July 16, 2008	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: July 16, 2008	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer, and Secretary

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